UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On August 9, 2006, the Board of Directors of Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), authorized and approved an Agreement of Sale and Purchase (the “Agreement”) by and between the Operating Partnership and Westcore Properties, LLC (“Westcore”). The Agreement provides for the sale to Westcore of the Operating Partnership’s property and land portfolio in the State of Colorado consisting of 19 office buildings totaling approximately 1.4 million square feet, 7.1 acres of vacant land, and 1.6 acres of land dedicated to a parking facility (collectively, the “Colorado Portfolio”). The Colorado Portfolio is being sold to Westcore for aggregate purchase consideration of approximately $195.3 million in cash.

The Agreement is subject to numerous customary undertakings, covenants, obligations and conditions, including a purchaser’s due diligence period which expires on September 6, 2006 (the “Due Diligence Period”). Concurrently with its execution of the Agreement, Westcore deposited $1 million with an escrow agent, which deposit is refundable if Westcore terminates the Agreement for any reason prior to the expiration of the Due Diligence Period. If Westcore does not terminate the Agreement prior to the expiration of the Due Diligence Period, it is required to deposit an additional $4 million with the escrow agent. The sale of the Colorado Portfolio is expected to close on or about September 30, 2006.

The General Partner announced entry into the Agreement on August 15, 2006. A copy of the General Partner’s press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Mack-Cali Realty Corporation dated August 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: August 14, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel

And Secretary

MACK-CALI REALTY, L.P.

By:	Mack-Cali Realty Corporation,
its general partner

Dated: August 14, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel

And Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mack-Cali Realty Corporation dated August 15, 2006.